UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            December 5, 2007

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

20245 SW 95th Avenue
Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 692-8001

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOJECT MEDICAL TECHNOLOGIES INC.

FORM 8-K

Item 1.01  Entry into a Material Definitive Agreement

On December 5, 2007, Bioject entered into Convertible Note Purchase and Warrant Agreements (the “Agreements”) with each of Life Science Opportunities Fund II, L.P. (“LOF II”) and Life Sciences Opportunities Fund II (Institutional) L.P. (“LOF Institutional” and together with LOF II, the “Purchasers”) pursuant to which it issued Convertible Promissory Notes (the “Notes”) and warrants to purchase Common Stock (the “Warrants”).  Pursuant to the Agreements, Bioject sold a Note in the principal amount of $91,104 to LOF II and a Note in the principal amount of $508,896 to LOF Institutional. The Notes bear interest at the rate of 8% per annum with all principal and interest due May 15, 2009 and may not be prepaid without the written consent of the Purchaser holding a given Note. The Notes are convertible at any time by the Purchasers into Bioject’s common stock at the rate of $0.75 per share. The Notes will be automatically converted upon a qualified financing, as defined in the Agreement, at a price equal to the financing price.

The Warrants are exercisable for an aggregate of 80,000 shares of Bioject’s common stock at an exercise price of $0.75 per share. Each Warrant is immediately exercisable and expires four years from the date of issuance.

The Company also entered into a Registration Rights Agreement with each Purchaser granting piggy-back registration rights.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a)          See Item 1.01 Entry into a Material Definitive Agreement - Convertible Note Purchase and Warrant Agreement and Convertible Promissory Notes or disclosures required pursuant to this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities

As discussed in Item 1.01 above, on December 5, 2007, the Company issued $600,000 principal amount of convertible notes and warrants exercisable for 80,000 shares of its common stock. See Item 1.01 above for a description of the conversion terms for the convertible notes and the exercise terms of the warrant. These issuances of securities were exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 506 thereunder, among other exemptions, on the basis that the purchasers of the securities in this issuance are accredited investors.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

10.1	Form of Convertible Note Purchase and Warrant Agreement dated December 5, 2007 between Bioject Medical Technologies Inc. and the Purchasers.
10.2	Form of Warrant issued by Bioject Medical Technologies Inc. to the Purchasers.
10.3	Form of Convertible Promissory Note issued by Bioject Medical Technologies Inc. to the Purchasers.
10.4	Form of Registration Rights Agreement between Bioject Medical Technologies Inc. and the Purchasers. (Incorporated by reference to Exhibit 10.5 in the Form 8-K filed November 21, 2007.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2007	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ CHRISTINE M. FARRELL
Christine M. Farrell
Vice President of Finance
(Principal Financial and Accounting Officer)